Exhibit 99.1

Beneficial Mutual Bancorp Sandler O’Neill & Partners East Coast Financial Services Conference November 15, 2012

1 SAFE HARBOR STATEMENT This presentation may contain projections and other “forward-looking statements” within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the “Company”) regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions. Management’s ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company’s ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements. This presentation includes interim and unaudited financials, which are subject to further review by the Company’s independent accountants.

2 PRESENTATION TOPICS Our Market Current Focus Q3 2012 Financial Highlights

3 COMPANY SNAPSHOT ($ in millions) Founded in 1853 Oldest and largest bank headquartered in Philadelphia #6 Deposit Market Share in Philadelphia/Southern New Jersey 3rd largest publicly traded mutual holding company by Assets and Market Capitalization Note: Market data as of November 2, 2012 Sources: SNL Financial LC Assets $4,819 Deposits $3,846 Equity $636 Branches 62 TCE/TA 10.73% Market Capitalization $749

4 LARGEST INDEPENDENT PHILADELPHIA BANK Sources: SNL Financial LC $ in thousands Rank Bank Number of Branches Total Deposits in Market Market Share 1 191 $26,024,222 19.61% 2 148 $17,771,338 13.39% 3 173 $16,141,217 12.16% 4 146 $13,801,959 10.40% 5 98 $8,292,136 6.25% 6 62 $3,888,497 2.93% 7 70 $3,779,573 2.85% 8 72 $3,516,327 2.65% 9 47 $2,219,350 1.67% 10 51 $2,152,307 1.62%

5 OUR MARKET - GREATER PHILADELPHIA AREA (1) Excludes Beneficial Sources: U.S. Census Bureau, SNL Financial LC Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia Metro Area 5th largest metropolitan region in the U.S. 63 colleges and universities Median household income of $58k versus national median of $50k Community banks comprise a large portion of total institutions in Philadelphia Metro area (99 of 115) Philadelphia MSA population 6.0 million Median Household income $58.051 Projected 5-year household income growth 23% projected population change 2% market deposits $215.6 billion total branches 1,867 total institutions 115 philadelphia msa community banks(1) market deposits $31.6 billion average deposits per bank $319.5 million total branches 590 total institutions 99

6 OUR MARKET - GREATER PHILADELPHIA AREA We operate in a dynamic medium between regional and super regional competitors, and local community banks Large enough to compete with the largest financial institutions There are 115 banking institutions in the Philadelphia metro area including Beneficial 85 of these institutions have less than 10 branch locations Only 10 of these institutions including Beneficial have more than 50 branch locations Beneficial is positioned to take advantage of marketplace consolidation Enough pre-second step capital for another bank acquisition to either enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets Also targeting fee based businesses such as specialty finance, wealth management and insurance Source: SNL Financial LC

7 PRESENTATION TOPICS Our Market Current Focus Q3 2012 Financial Highlights

8 CURRENT FOCUS – PROFITABILITY & CREDIT Improved profitability Balance sheet mix, and loan and deposit pricing Focused on operating efficiency and cost structure Developing and growing fee based businesses – completed build-out of mortgage banking team Expanding C&I and CRE teams to organically grow portfolio Asset quality Dedicated resolution team Active management has led to steady reduction in outstanding balances Elevated credit related costs to weigh on earnings for near term

9 CURRENT FOCUS – COMMERICAL LENDING Head of Commercial Real Estate has 20 years of local experience Team of 11 lenders Separate Business Development officers to establish new relationships CRE Jim Gould (CLO) 38 Years of Experience Head of C&I Lending has 41 years of experience; hired to lead group in Q1 2012 Team of 4 lenders Continued plans to expand team in 2013 C&I We are Investing in Experienced C&I and CRE Lenders

10 CURRENT FOCUS – COMMERICAL LENDING Commercial Lending Team Build-Out New Commercial Lending Organizational Structure in place Created separate C&I and Commercial Real Estate teams in 2012, as well as a new Business Development group Jim Gould and 3 senior officers bring 126 combined years of commercial lending experience Targeted in-market relationship building and maximizing opportunities from existing relationships

11 CURRENT FOCUS – CREDIT Credit Risk Management Significant investment in credit infrastructure in 2012 Commercial Credit, Workout and Collections Maintaining prudent underwriting standards for new originations Successfully reducing non-performing asset levels in 2012 Maximizing recovery of workout loans

12 CURRENT FOCUS – RETAIL BANKING The Beneficial Conversation is Changing How We Do Business in Our Branches Sell Through Education Deepen Relationships with Customers Capitalize on Cross-Selling Opportunities Higher Brand Advocacy Maximize our Customers’ Experience The Beneficial Conversation

13 CURRENT FOCUS – RETAIL BANKING Relationship Banking & Focused Deposit Gathering Pamela Cyr (former SEFL CEO) brought in to lead Retail Banking team Align our products and services to our customers’ needs Mobile Banking Bill Pay (Q1 2013) Remote Capture (Q1 2013) On-Line Account Opening (Q4 2013) Four new branches will open in 2013 Development of alternative delivery channels Improve pricing and mix of deposits

14 CURRENT FOCUS – MORTGAGE BANKING Investment in Mortgage Banking Team Brian Myers 18 Years of Experience Development of new Mortgage Banking Team began in the second quarter of 2011 Team of 8 mortgage banking representatives Representatives develop relationships throughout our footprint and support our branch network; no out-of-market origination Have generated $179 million of mortgage originations since Q3 2011 ($118 million in 2012) Recorded mortgage banking income in 2012 of $2.3 million Anticipate further expansion of mortgage banking in 2013

15 CURRENT FOCUS – CAPITAL Capital Strength Maintain strong capital levels to allow strategic flexibility Continue fundamental organic growth Exceed all current and proposed regulatory requirements Capital Management Active balance sheet management Opportunistic acquisition strategy Continue to evaluate second step based on market and strategy Share repurchases

16 PRESENTATION TOPICS Our Market Current Focus Q3 2012 Financial Highlights

17 2012 THIRD QUARTER HIGHLIGHTS Deposits have increased $251.2 million, or 7.0%, to $3.8 billion during the nine months ended September 30, 2012 Maintaining desirable deposit composition with core deposits (excluding all time deposits) representing 79% of total deposits while continuing to drive down cost of deposits (57 bps for Q3 2012) Mortgage banking revenue of $2.3 million through the end of the third quarter Asset quality metrics continued to improve during the quarter Loan growth remains challenging, but we expect the portfolio to stabilize and grow in the low single digits in 2013 The Company repurchased 329,000 shares during the quarter which increased total treasury shares to 2,981,629 St. Edmond’s integration completed Capital remains strong

18 STATEMENT OF CONDITION 12/31/11vs. 9/30/12 12/31/2011 9/30/2012 $ % Assets: Cash and cash equivalents $347,956 $460,139 $112,183 32.24% investment securities 1,376,638 1,548,742 172,104 12.50% Loans 2,576,129 2,491,740 (84,389) -3.28% allowance for loan losses (54,213) (55,840) (1,627) 3.00% Net Loans 2,521,916 2,435,900 (86,016) -3.41% Other assets 349,594 373,886 24,292 6.95% Total Assets $4,596,104 $4,818,667 $222,563 4.84% liabilities: deposits: non-interest bearing deposits $278,968 $305,093 $26,125 9.36% Interest bearing deposits 3,315,834 3,540,955 225,121 6.79% Total Deposits 3,594,802 3,846,048 251,246 6.99% Borrowed liabilities 121,587 85,962 (35,625) -29.30% total liabilities $3,966,724 $4,182,358 $215,634 5.44% Stockholder’s equity: total stockholders’ equity 629,380 636,309 6,929 1.10% total liabilities and stockholder’s equity $4,596,104 $4,818,667 $222,563 4.84%

BENEFICIAL’S HISTORICAL PERFORMANCE $ in millions 9.3% CAGR 19 6.4% CAGR

INVESTMENT PORTFOLIO 20 $ in millions * Bond Anticipation Notes 1-year or less and Private Placement Notes Highly rated $1.6 billion investment portfolio with $34.1 million of unrealized gains in the AFS portfolio and $12.8 million of unrealized gains in the HTM portfolio Low average life of 2.9 years for fixed income securities % Ratings Portfolio Investment % Agency MBS $1,231 78.86% Agency 100% Agency CMO 149 9.52% Agency 100% Agency Notes 30 1.94% Agency 100% Municipals 81 5.21% AA 78% A 22% Short-Term Municipals* 8 0.49% Non-Rated 100% CDO 9 0.61% A 59% B 41% AAA 70% Private Label CMO 23 1.47% AA 16% BBB 12% BB 2% Foreign Bonds 2 0.13% A 100% Stocks, CDs & Mutual Funds 28 1.77% AAA 28% Non-Rated 72% $1,562 100.00%

21 LOAN PORTFOLIO Total Loans = $2.5 billion $ in millions Loan balances decreased during the quarter as a result of a number of large commercial loan repayments, decreased loan demand, as well as, our decision to sell agency mortgage loans % 12/31/2011 9/30/2012 Change Change CRE $780 $754 ($26) -3.33% C&I 429 359 (70) -16.32% Total Commercial $1,209 $1,113 ($96) -7.94% Residential 630 663 33 5.24% Consumer 737 716 (21) -2.85% Total Consumer $1,367 $1,379 $12 0.88% Total Loans $2,576 $2,492 ($84) -3.26%

22 LOAN PORTFOLIO – ASSET QUALITY Credit costs have decreased during the quarter but continue to have a significant impact on our financial results During the quarter, we recorded a provision for credit losses of $7.0 million compared to $9.0 million in the prior year We have seen improvement in our credit quality with non-performing assets, decreasing $37.4 million, or 27.1%, to $100.6 million (excluding guaranteed students loans), as compared to $138 million as of September 30, 2011. However charge-offs remain high. We remain cautious as we continue to build our Allowance for Loan Loss with the reserve coverage ratio now at 2.24%. Excluding the acquired SE Financial loan portfolio which was recorded at fair market value, our loan loss reserve coverage is 2.39%. We expect that the provision for credit losses will remain elevated for the remainder of 2012 and into 2013 as we continue to focus on reducing our non-performing asset levels

23 ASSET QUALITY – NON-PERFORMING ASSETS $ in thousands Non-Performing Assets declined $40.0 million as compared to Q3 2011, and $10.1 million on a linked-quarter basis Non-Performing Assets include $22.9 million of guaranteed student loans Excluding guaranteed student loans, NPAs/Total Assets declined to 2.09% Non Performing Assets Non Performing Assets excluding Student Loans

24 ASSET QUALITY - ALLL $ in thousands Even though we have started to see signs of stabilization in the commercial loan portfolio, we continue to build loan loss reserves Excluding the acquired SE Financial loan portfolio which was recorded at fair market value, our loan loss reserve coverage is 2.39% Continue to strengthen our loan loss reserve coverage as a percentage of non-performing loans with coverage of 71.35%

25 NON-PERFORMING LOANS Conservative treatment for non-accrual loans Loans placed on non-accrual status as 90 days past due and charged off to their collateral value based on updated appraisals  Unpaid % of Unpaid At September 30, 2012 Recorded  Principal Charge offs Principal (Dollars in thousands) Investment  Balance Balance Impaired Loans by Category:  Commercial Real Estate $25,804 $38,260 ($12,456) 32.56% Commercial Business 17,229 22,837 (5,608) 24.56% Commercial Construction 19,061 33,400 (14,339) 42.93% Residential Real Estate 12,540 13,261 (721) 5.44% Residential Construction 797 797 0 0.00% Consumer Personal 1,997 2,166 (169) 7.80% Total Impaired Loans $77,428 $110,721 ($33,293) 30.07%

26 DEPOSIT COMPOSITION $ in millions Total Deposits = $3.8 billion Total Core Deposits = $3.04 billion (79%) Core deposit balances (excluding municipal deposits) increased by $371 million, which includes $220 million from the SE Financial acquisition Municipal deposits decreased by $90 million or 13% % 12/31/2011 9/30/2012 Change Change Checking $ 765 $916 $151 19.74% Savings 783 1,009 226 28.86% Money Market 530 524 (6) -1.13% Total $2,078 $2,449 $371 17.85% Municipal Deposits 679 589 (90) -13.25% Time Deposits 838 808 (30) -3.58% Total Deposits $3,595 $3,846 $251 6.98%

27 AVERAGE DEPOSITS $ in millions $ in millions Cost of deposits has significantly declined with steady growth in deposit balances Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin and ROE Aggressively re-priced and decreased the municipal deposit portfolio in 2011 and 2012 Total Deposits (excluding Municipal Deposits) Municipal Deposits

28 STATEMENT OF OPERATIONS Returned to Profitability in 2011. Further Improvement in 2012. However, Asset Quality Continues to Significantly Impact Our Financial Results. ($ in 000) 2008 2009 2010 2011 Q3 2012 (YTD) Interest Income $192,926 $192,974 $197,514 $180,143 $130,096 Interest Expense 78,915 65,632 49,896 38,046 23,908 Net Interest Income 114,011 127,342 147,618 142,097 106,188 Provision for loan loss 18,901 15,697 70,200 37,500 22,000 Non-Interest Income 23,604 26,847 27,220 25,236 20,789 Non-Interest Expense 98,303 119,866 128,390 120,710 92,744 Pre-Tax Earnings 20,411 18,626 (23,752) 9,123 12,233 Tax Provision (Benefit) 3,865 1,537 (14,789) (1,913) 1,869 Net Income $16,546 $17,089 ($8,963) $11,036 $10,364 Diluted EPS $0.21 $0.22 ($0.12) $0.14 $0.13

29 NET INTEREST MARGIN $ in thousands NIM will be under pressure in future periods given the continued low interest rate environment Building commercial loan team to drive future loan growth

30 $ in thousands NET INTEREST MARGIN – YTD SEPTEMBER 30, 2012 Net interest margin is stable year over year. We expect that the continued low interest rate environment will result in lower NII in future periods. Nine Months Ended September 30, 2011 September 30, 2012 Average Balance Yield/Rate Average Balance Yield/Rate Overnight investments $318,099 0.25% $311,467 0.25% Investment Securities 1,382,372 2.89% 1,502,830 2.55% Loans: 2,749,367 5.15% 2,595,984 5.18% Residential 691,976 4.93% 661,160 4.97% Commercial Real Estate 774,691 5.09% 711,146 5.28% Business and Small Business 514,807 5.66% 488,855 5.97% Personal 767,893 5.06% 734,823 4.75% Total Interest Earning Assets $4,449,838 4.10% $4,410,281 3.93% Deposits: $3,570,013 0.86% $3,476,675 0.68% Savings 733,744 0.67% 920,172 0.58% Money Market 610,703 0.72% 538,420 0.63% Demand 422,689 0.23% 565,592 0.28% Demand - Municipals 912,305 0.80% 626,314 0.51% Total Core Deposits 2,679,441 0.66% 2,650,498 0.51% Time Deposits 890,572 1.46% 826,177 1.21% Borrowings 257,368 3.38% 264,465 3.17% Total Interest Bearing Liabilities $3,827,381 1.02% $3,741,140 0.85% Non-interest bearing deposits 280,332 297,788 Net Interest Margin 3.22% 3.21%

31 CAPITAL LEVELS REMAIN STRONG Tier 1 Risk Based Capital (Bank) TCE/TCA (Holding Co.) TCE/TCA (Holding Co.) Well-Capitalized: 6% $298Mil $149Mil Excess Capital Tangible Common Equity/Tangible Asset ratio remains strong at 10.73% and Tier 1 RBC is well above well-capitalized requirement Still have excess capital to deploy Having analyzed BASEL III, existing capital levels would comfortably exceed the new requirements Note: See Appendix A for Peer Group List Sources: SNL Financial LC

32 BENEFICIAL COMMON SHARE REPURCHASE SUMMARY $9.48 (1) # of Shares repurchased (1) Current Stock Price as of October 31, 2012 Repurchase plan announced in September 2011 329,000 shares purchased during the third quarter and 1.1 million shares to date at an average price of $8.60 Company will continue to repurchase shares in accordance with program guidelines Approximately 1.26 million shares remaining to be repurchased under the Plan

33 SUMMARY - KEY THEMES Improving profitability Investing in proven lending teams Retail banking through relationships, not rate Diversifying revenue streams that compliment core business Continued reduction in non-performing assets

34 APPENDIX A – PEER GROUP LIST First National Bank of Pennsylvania Northwest Savings Bank First Commonwealth Bank Provident Bank (NJ) Investors Bank National Penn Bank NBT Bank, N.A. Community Bank, N.A. S&T Bank Hudson Valley Bank, N.A. Dime Savings Bank Trustco Bank Wilmington Savings Fund Society, FSB Provident Bank (NY) Flushing Savings Bank, FSB Kearny Federal Savings Bank Lakeland Bank Tompkins Trust Company

35